SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2004

                                      BOA

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-a)

                (Exact name of registrant as specified in charter)

North Carolina                333-74544-05                  04-3617147
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-a

On May 25, 2004, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-a, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2002, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-a relating to the distribution date of May 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of January 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 25, 2004


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated May 25, 2004


                             Payment Date: 05/25/04


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-a
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         54,020,911.82    5.242000%     9,146,927.85    233,834.03    9,380,761.89       0.00   2,147.32
                        A2                  0.00    5.242000%             0.00          0.00            0.00       0.00       0.00
                        A3         15,504,634.74    5.242000%     2,625,275.48     67,113.11    2,692,388.59       0.00     616.30
                        A4            432,687.48    5.242000%        73,263.50      1,872.92       75,136.43       0.00      17.20
                        A5            386,556.42    0.000000%         7,594.69          0.00        7,594.69       0.00       0.00
Residual                AR                  0.00    5.242000%             0.00          0.01            0.01       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          4,490,801.75    5.242000%       359,612.13     19,438.81      379,050.94       0.00     178.51
                        B2          1,764,281.69    5.242000%       141,279.25      7,636.84      148,916.09       0.00      70.13
                        B3          1,443,357.57    5.242000%       115,580.45      6,247.69      121,828.14       0.00      57.37
                        B4            320,924.12    5.242000%        25,698.80      1,389.15       27,087.94       0.00      12.76
                        B5            641,314.26    5.242000%        51,354.84      2,775.98       54,130.82       0.00      25.49
                        B6            641,955.25    5.242000%        51,406.17      2,778.76       54,184.92       0.00      25.52
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -         79,647,425.09     -           12,597,993.16    343,087.31   12,941,080.47     -        3,150.60
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         44,873,983.97          2,147.32
                                A2                  0.00              0.00
                                A3         12,879,359.26            616.30
                                A4            359,423.98             17.20
                                A5            378,961.73              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          4,131,189.62            178.51
                                B2          1,623,002.44             70.13
                                B3          1,327,777.11             57.37
                                B4            295,225.32             12.76
                                B5            589,959.42             25.49
                                B6            590,549.08             25.52
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         67,049,431.93          3,150.60
--------------------------------------------------------------------------------

                             Payment Date: 05/25/04


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-a
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     54,020,911.82     5.242000% 0605065B4    20.350973      0.520257     99.839994
                           A2              0.00     5.242000% 0605065C2     0.000000      0.000000      0.000000
                           A3     15,504,634.74     5.242000% 0605065D0    90.526741      2.314245    444.115836
                           A4        432,687.48     5.242000% 0605065E8    20.350973      0.520257     99.839994
                           A5        386,556.42     0.000000% 0605065F5     6.145833      0.000000    306.666168
Residual                   AR              0.00     5.242000% 0605065G3     0.000000      0.125689      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      4,490,801.75     5.242000% 0605065H1    42.760063      2.311392    491.223498
                           B2      1,764,281.69     5.242000% 0605065J7    42.760063      2.311392    491.223498
                           B3      1,443,357.57     5.242000% 0605065K4    42.760063      2.311392    491.223498
                           B4        320,924.12     5.242000% 0605065L2    42.760063      2.311392    491.223498
                           B5        641,314.26     5.242000% 0605065M0    42.760063      2.311392    491.223498
                           B6        641,955.25     5.242000% 0605065N8    42.760101      2.311395    491.223934
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -      79,647,425.09       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-a
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance        67,049,430.93    67,049,430.93
Loan count                    145              145
Avg loan rate           5.942118%             5.94
Prepay amount       12,493,828.82    12,493,828.82

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        28,214.53        28,214.53
Sub servicer fees            0.00             0.00
Trustee fees               199.12           199.12


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           89.154078%           100.000000%             70,344,790.46
   -----------------------------------------------------------------------------
   Junior           10.845922%             0.000000%              8,557,703.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           2                   962,568.91
60 to 89 days                           1                   471,224.06
90 or more                              0                         0.00
Foreclosure                             2                   875,107.19

Totals:                                 5                 2,308,900.16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           12,941,080.47         12,941,080.47
Principal remittance amount           12,597,993.16         12,597,993.16
Interest remittance amount               343,087.31            343,087.31